EXHIBIT 23.3


                          INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------


     We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Amended and Restated Humboldt Bancorp and Subsidiaries 2001 Equity Incentive Plan of our report dated January 26, 2001 included in the Annual Report on Form 10-K of Humboldt Bancorp for the year ended December 31, 2002.


                                                /s/Perry-Smith LLP

Sacramento, California
June 27, 2003